EXHIBIT 24

Power of Attorney

                           POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T.C. Frost, Robert S. McClane and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 1994, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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  Signatures                         Title                      Date
--------------------------  ------------------------       ----------------

                            Chairman of the Board
                            and Director (Principal)
/s/ T.C. FROST                Executive Officer)           February 7, 1995
--------------------------                                 ----------------
(T.C. Frost)

                                President and
/s/ ROBERT S. McCLANE             Director                 February 7, 1995
--------------------------                                 ----------------
(Robert S. McClane


/s/ ISAAC ARNOLD, JR.             Director                 February 7, 1995
--------------------------                                 ----------------
(Isaac Arnold, Jr.)


/s/ ROYCE S. CALDWELL             Director                 February 7, 1995
--------------------------                                 ----------------
(Royce S. Caldwell)


/s/ RUBEN R. CARDENAS             Director                 February 7, 1995
--------------------------                                 ----------------
(Ruben R. Cardenas)


/s/ HENRY E. CATTO                Director                 February 7, 1995
--------------------------                                 ----------------
(Henry E. Catto)


/s/ HARRY H. CULLEN               Director                 February 7, 1995
--------------------------                                 ----------------
(Harry H. Cullen)


/s/ ROY H. CULLEN                 Director                 February 7, 1995
--------------------------                                 ----------------
(Roy H. Cullen)


/s/ RICHARD W. EVANS, JR.         Director                 February 7, 1995
--------------------------                                 ----------------
(Richard W. Evans, Jr.)


/s/ W. N. FINNEGAN, III           Director                 February 7, 1995
--------------------------                                 ----------------
(W. N. Finnegan, III)

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   Signatures                       Title                       Date
--------------------------   ---------------------        -----------------

                                  Director
--------------------------
(Joseph H. Frost)


                                  Director
--------------------------
(James W. Gorman, Jr.)


/s/ JAMES L.HAYNE                 Director                 February 7, 1995
--------------------------                                 ----------------
(James L. Hayne)


                                  Director
--------------------------
(Harris L. Kempner, Jr.)


/s/ RICHARD M. KLEBERG, III        Director                February 7, 1995
--------------------------                                 ----------------
(Richard M. Kleberg, III)


/s/ QUINCY LEE                     Director                February 7, 1995
--------------------------                                 ----------------
(Quincy Lee)


/s/ J. GORDON MUIR, JR.            Director                February 7, 1995
--------------------------                                 ----------------
(J. Gordon Muir, Jr.)


/s/ W.B. OSBORN, JR.               Director                February 7, 1995
--------------------------                                 ----------------
(W.B. Osborn, Jr.)


/s/ ROBERT G. POPE                 Director                February 7, 1995
--------------------------                                 ----------------
(Robert G. Pope)


                                   Director
--------------------------
(Herman Richter)

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   Signature                         Title                     Date
--------------------------  ------------------------    -------------------

/s/ CURTIS VAUGHAN, JR.            Director                February 7, 1995
--------------------------                                 ----------------
(Curtis Vaughan, Jr.)


                                Executive Vice
/s/ PHILLIP D. GREEN            President and              February 7, 1995
--------------------------        Treasurer                ----------------
(Phillip D. Green)